SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2002


                             HAWAIIAN HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


         HAWAII                         1-8836                  71-0879698
(State or other jurisdiction     (Commission file number)     (IRS Employer
     of incorporation)                                    identification number)


         3375 KOAPAKA STREET, SUITE G-350
                   HONOLULU, HAWAII                             96819-1869
     (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (808) 835-3700


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ITEM 5.  OTHER EVENTS

THE RESTRUCTURING

                  On August 29, 2002, Hawaiian Airlines, Inc., a Hawaii corporation ("Hawaiian"), reorganized into a holding company structure (the "Restructuring"), whereby Hawaiian became a wholly owned subsidiary of Hawaiian Holdings, Inc., a Delaware corporation (the "Company") and the shareholders of Hawaiian became shareholders of the Company. The Restructuring was completed in accordance with (i) the Agreement and Plan of Merger, dated as of May 2, 2002 (the "Hawaiian Merger Agreement"), by and among Hawaiian, the Company and HA Sub Inc., and (ii) the Agreement and Plan of Merger, dated as of May 2, 2002 (the "AIP Merger Agreement"), by and among the Company, AIP General Partner, Inc., AIP, Inc. and AIP Merger Sub, Inc.

                  Immediately prior to the Restructuring, Airline Investors Partnership, L.P. ("AIP"), the majority shareholder of Hawaiian prior to the Restructuring, was restructured into a limited liability company called AIP, LLC ("AIP LLC"). Pursuant to the AIP Merger Agreement, the Company acquired, indirectly through a merger of a subsidiary with and into an affiliate of AIP, all of the shares of Hawaiian's Common Stock, par value $.01 per share ("Hawaiian Common Stock"), together with the rights to purchase the preferred stock of Hawaiian attached thereto, that were previously held by AIP. In exchange, AIP LLC received the same number of shares of Common Stock, par value $.01 per share, of the Company ("Company Common Stock") that AIP owned of Hawaiian Common Stock immediately prior to the exchange. Pursuant to the Hawaiian Merger Agreement, the Company acquired the remaining shares of Hawaiian Common Stock and all of the shares of special preferred stock of Hawaiian through a merger of another subsidiary with and into Hawaiian, with each of these shares, together with the rights to purchase the preferred stock of Hawaiian attached to each share of Hawaiian Common Stock, being converted into one share of Company Common Stock. The Company also issued to AIP LLC and each of the three labor unions having the right to nominate individuals to the Board of Directors of the Company, a number of shares of a corresponding series of the special preferred stock of the Company equal to the number of shares of the special preferred stock of Hawaiian that they held immediately prior to the Restructuring. After the completion of the Restructuring, AIP LLC and each other shareholder of the Company held the same relative percentage of Company Common Stock as AIP and each other shareholder of Hawaiian owned of Hawaiian Common Stock and special preferred stock of Hawaiian immediately prior to the Restructuring, respectively.

                  In addition, pursuant to the Hawaiian Merger Agreement, the Company assumed sponsorship of each of Hawaiian's 1994 Stock Option Plan, Hawaiian's 1996 Stock Incentive Plan, as amended, and Hawaiian's 1996 Nonemployee Director Stock Option Plan (collectively, the "Hawaiian Option Plans"). Each outstanding option and other award assumed by the Company is exercisable or issuable upon the same terms and conditions as were in effect immediately prior to the completion of the Restructuring. The number of shares of Company Common Stock issuable upon the exercise or issuance of such an option or award after the completion of the Restructuring equals the number of shares of Hawaiian Common Stock subject to the option prior to the completion of the Restructuring. All options and awards

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issued pursuant to any plan or agreement assumed by the Company after the completion of the Restructuring shall entitle the holder thereof to purchase Company Common Stock in accordance with the terms of such plan or agreement as in effect on the date of issuance.

                  The Hawaiian Merger Agreement also provides that each pilot participant eligible to receive a share of Hawaiian Common Stock under Hawaiian's Pilots' 401(k) Plan and the Letter of Agreement, dated May 2001, between Hawaiian and the pilots in the service of Hawaiian, as represented by the Air Line Pilots Association, International (the "Pilots' Stock Agreement"), shall be eligible to receive one share of Company Common Stock, and otherwise on the same terms and conditions as were applicable, under the Pilots' Stock Agreement.

                  At the time of the Restructuring, the Hawaiian Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and was listed on the American Stock Exchange and the Pacific Exchange. As a result of the Restructuring, the Company Common Stock is deemed registered pursuant to Section 12(b) of the Exchange Act pursuant to Rule 12g-3 under the Exchange Act because the Company is the successor issuer of Hawaiian. The Company Common Stock is now listed on the American Stock Exchange and the Pacific Exchange under the same symbol as its predecessor, "HA."

                  A copy of the press release announcing the completion of the Restructuring is filed herewith as Exhibit 99.1 and incorporated by reference herein. The preceding discussion of the Hawaiian Merger Agreement and the AIP Merger Agreement is qualified in its entirety by reference to each such agreement filed herewith as Exhibits 2.1 and 2.2, respectively, and incorporated by reference herein.

RELATED TRANSACTIONS

                  At the time the Restructuring was completed, the Company and AIP LLC entered into a registration rights agreement (the "Registration Rights Agreement") containing terms and conditions that were substantially the same as the then existing registration rights agreement between Hawaiian and AIP. The Registration Rights Agreement requires the Company at its expense to register all or a portion of the shares of Company Common Stock held by AIP LLC. Under the Registration Rights Agreement, AIP LLC will have the right, at its request, to require the Company to register these shares for resale on up to two occasions, subject to specified limitations. In addition, AIP LLC will have the right to have these shares registered for resale at any time the Company seeks to register any shares of Company Common Stock prior to February 1, 2006, subject to specified limitations.

                  In addition, at the time the Restructuring was completed, the Company and AIP LLC became parties to the existing stockholders agreement among Hawaiian, AIP and the three labor unions having board nomination rights (the "Joinder"). Pursuant to the Joinder, the Company will assume all the rights and obligations of Hawaiian under the existing stockholders agreement, and AIP LLC will assume all the rights and obligations of AIP under the existing stockholders agreement. As a result, after the completion of the Restructuring, the relative governance

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rights in the Company of AIP LLC and these three labor unions were substantially the same as the rights in Hawaiian of AIP and these three labor unions immediately prior to the Restructuring.

                  The preceding discussion of the Registration Rights Agreement and the Joinder are qualified in their entirety by reference to the Registration Rights Agreement and the Joinder filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

AMENDMENT TO RIGHTS AGREEMENT

                  Immediately after the Restructuring was completed, Amendment No. 5 (the "Amendment") to the Rights Agreement, dated as of December 23, 1994 (the "Rights Agreement"), between Hawaiian and the Rights Agent (currently Mellon Investor Services LLC, as successor to Chemical Trust Company of California and ChaseMellon Shareholder Services, L.L.C.), which was previously approved by the Board of Directors of Hawaiian, also became effective. Unless the context indicates to the contrary, terms used and not defined herein shall have the meanings ascribed to them in the Rights Agreement.

                  The Amendment modifies the Rights Agreement in order to, among other things, amend the definition of "Expiration Date" to be August 30, 2002, thereby rendering the Rights non-exercisable.

                  The preceding discussion of the Amendment is qualified in its entirety by reference to the Amendment filed herewith as Exhibit 4.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


   EXHIBIT
    NUMBER                              DOCUMENT DESCRIPTION
    ------                              --------------------

     2.1 Agreement and Plan of Merger, dated as of May 2, 2002, among AIP General Partner, Inc., AIP Inc., AIP Merger Sub, Inc. and Hawaiian Holdings, Inc.*

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   EXHIBIT
    NUMBER                              DOCUMENT DESCRIPTION
    ------                              --------------------

     2.2 Agreement and Plan of Merger, dated as of May 2, 2002, among Hawaiian Airlines, Inc., HA Sub Inc. and Hawaiian Holdings, Inc.*

     3.1 Amended and Restated Certificate of Incorporation of Hawaiian Holdings, Inc.

     3.2          Amended and Restated Bylaws of Hawaiian Holdings, Inc.

     4.1 Amendment No. 5, dated as of August 29, 2002, to the Rights Agreement, dated as of December 23, 1994, between Hawaiian Airlines, Inc. and Mellon Investor Services LLC, as Rights Agent.

     10.1 Registration Rights Agreement, dated as of August 29, 2002, between Hawaiian Holdings, Inc. and AIP, LLC.

     10.2 Joinder to the Stockholders Agreement, dated as of August 29, 2002, made by Hawaiian Holdings, Inc. and AIP, LLC.

     99.1         Press release, dated August 29, 2002.



* Incorporated by reference to the Registration Statement on Form S-4 originally filed by Hawaiian Holdings, Inc. on May 3, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HAWAIIAN HOLDINGS, INC.


Date:  August 30, 2002             BY:  /s/ Lyn Flanigan Anzai
                                        ---------------------------------------
                                        Name:   Lyn Flanigan Anzai
                                        Title:  Vice President, General Counsel
                                                and Corporate Secretary


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                                  EXHIBIT INDEX


   EXHIBIT
    NUMBER                              DOCUMENT DESCRIPTION
    ------                              --------------------

     2.1 Agreement and Plan of Merger, dated as of May 2, 2002, among AIP General Partner, Inc., AIP Inc., AIP Merger Sub, Inc. and Hawaiian Holdings, Inc.*

     2.2 Agreement and Plan of Merger, dated as of May 2, 2002, among Hawaiian Airlines, Inc., HA Sub Inc. and Hawaiian Holdings, Inc.*

     3.1 Amended and Restated Certificate of Incorporation of Hawaiian Holdings, Inc.

     3.2          Amended and Restated Bylaws of Hawaiian Holdings, Inc.

     4.1 Amendment No. 5, dated as of August 29, 2002, to the Rights Agreement, dated as of December 23, 1994, between Hawaiian Airlines, Inc. and Mellon Investor Services LLC, as Rights Agent.

     10.1 Registration Rights Agreement, dated as of August 29, 2002, between Hawaiian Holdings, Inc. and AIP, LLC.

     10.2 Joinder to the Stockholders Agreement, dated as of August 29, 2002, made by Hawaiian Holdings, Inc. and AIP, LLC.

     99.1         Press release, dated August 29, 2002.



* Incorporated by reference to the Registration Statement on Form S-4 originally filed by Hawaiian Holdings, Inc. on May 3, 2002.